GUARANTY AGREEMENT

This absolute and unconditional guaranty given by the undersigned, hereinafter called the "Guarantor" (and if more than one then collectively and jointly and severally referred to as the "Guarantor"), to induce SunBank/North Central Florida, a State Bank hereinafter called "Creditor" having a business address of P.O. Box 310; Ocala, FL 34478 to extend credit to or otherwise become or remain the creditor of

The Climacteric Clinic, Inc.
DBA Women's Medical & Diagnostic Center
222 SW 36th Terr., Suite C
Gainesville, FL 32607

hereinafter called the "Borrower".

In consideration of the foregoing, the Guarantor does hereby agree with the Creditor as follows:

1. OBLIGATION OF GUARANTOR. The Guarantor absolutely and unconditionally guarantees to the Creditor, its successors and assigns (whether collateral assigns or otherwise), the prompt and full payment in United States currency and performance to the Creditor at the place of business of the Creditor set forth above or at such other place and to such other person as the Creditor may designate at maturity of any and every obligation, in connection with which either as maker, drawer, guarantor, endorser or otherwise, whether directly, indirectly or contingently, the Borrower is, either individually or jointly or severally with any other person or persons, now or shall become at any time in the future liable to the Creditor, with interest thereon at the rate or rates provided in the obligations guaranteed hereby or at the maximum rate allowed from time to time by law in Florida, whichever is less, until payment in full has been received by Creditor, together with all attorneys' fees, costs and expenses of collection whether suit be brought or not, including costs, expenses and attorneys' fees on appeal if an appeal is taken from any suit, incurred by the Creditor, in connection with any matter covered by this Guaranty. The Guarantor also absolutely and unconditionally guarantees the full and timely performance of all duties and obligations whatsoever of the Borrower to Creditor, whether now existing or hereafter arising, and agrees in the event the Borrower fails to fully and timely perform any of said duties and obligations to fully and timely perform same.

2. TERM OF GUARANTY. The liability of the Guarantor hereunder shall continue the earlier (I) one (1) year after this Guaranty is marked "Canceled" by the Creditor and returned to the Guarantor or, (ii) until the Creditor shall receive written notice, by registered mail signed by the Guarantor, canceling the Guaranty, but such cancellation shall not affect in any way the continuing liability of the Guarantor on any transactions covered by this Guaranty up to the time of the actual receipt by the Creditor of such notice of cancellation, including any advance or other monies which may at any time thereafter be made by the Creditor to the Borrower pursuant to any agreement, promissory note or other instrument or document evidencing any indebtedness of the Borrower to the Creditor, entered into prior to the receipt by the Creditor of said notice by the Guarantor. Notwithstanding the receipt by the Creditor of any notice of cancellation hereunder, the Creditor may in its discretion amend, modify and renew in any way whatsoever any agreement, promissory note or other instrument or document evidencing any indebtedness of the Borrower to the Creditor and in existence at the time said notice of cancellation is received by the Creditor, all without affecting in any way whatsoever the continuing liability of the Guarantor hereunder, but the liability of the Guarantor solely in regard to the principal amount owed the Creditor shall not exceed the amount of principal owing to the Creditor at the time said notice of cancellation is received by the Creditor together with such additional amounts as may thereafter be advanced by the Creditor to or on behalf of the Borrower pursuant to any such agreement, promissory note or other instrument or document in existence at the time said notice is received by the Creditor. In the event said notice of cancellation is given, the liability of the Guarantor shall continue without limitation whatsoever for all amounts other than principal (which is limited under the preceding sentence) due the Creditor such as interest, attorney's fees, costs, and other such amounts.

3. BANKRUPTCY OF BORROWER. notwithstanding the Guaranty may have been canceled under paragraph 2, and/or returned to the Guarantor, to the extent the Borrower has made any payments to the Creditor within the one (1) year period following the date this Guaranty was so canceled, and the Guarantor was obligated under this Guaranty for said payments, the liability of the Guarantor hereunder shall at all time continue for the amounts so paid by the Borrower to the Creditor. If, for any reason, (e.g. bankruptcy, or otherwise), the Creditor is not permitted to retain the payments so made by the Borrower during said one (1) year period, the Guarantor shall be liable under this Guaranty for the amount of such payments as if this Guaranty had never been canceled and the Creditor shall be entitled to recover said amount so paid by the Borrower within said one (1) year period. Anything in this Guaranty to the contrary notwithstanding, if at any tine this Guaranty is to be canceled under the provisions of paragraph 2, the Creditor may retain this Guaranty for a period of one (1) year after the date said Guaranty is to be so canceled and in the event no bankruptcy petition has been filed by or against the Borrower for the one (1) year period following the date the Guaranty is to be canceled, then, in that event, the Guaranty shall be returned to the Guarantor. If, however, a bankruptcy petition has been filed by or against the Borrower during the one (1) year period, and the Borrower has made payments to the Creditor during the one (1) year period, this Guaranty shall not be canceled and/or returned to the Guarantor unless and until a decision by a court of competent jurisdiction, or other agreement has been entered or reached, pursuant to which the Creditor shall be entitled to retain all such monies paid during the one (1) year period. If as set forth above, the Creditor is obligated to return to the Borrower any monies so paid during the one (1) year period, this Guaranty shall not be canceled (notwithstanding it being marked "Canceled" and returned to the Guarantor) and the Guarantor shall continue to be liable to the Creditor for all monies paid during the one (1) year period. If the Creditor shall have marked this Guaranty "Canceled" and/or returned this Guaranty to the Guarantor, and under the provisions of this paragraph 3 or paragraph 2, the Guarantor has continuing liability to the Creditor for certain amounts which the Creditor has or is obligated to return to the Borrower, than, in such case, the Creditor may enforce its rights under this Guaranty upon any copy of this Guaranty notwithstanding the fact that the original of this guaranty may have been marked "Canceled" and/or returned to the Guarantor.

4. CONSENT TO CREDITOR'S ACTS. The Guarantor consents, without affecting in any way the Guarantor's liability to the Creditor hereunder, that the Creditor may, without notice to or consent of the Guarantor and upon such terms as it may deem advisable and with or without consideration and after notice of cancellation is received by the Creditor under paragraph 2 hereof: (a) extend, in whole or in part, by renewal or otherwise, and as often as the Creditor may wish, the time of payment of any indebtedness owing by the Borrower, the Creditor, or held by the Creditor as security for any such obligation; (b) release, surrender, exchange, modify, impair, or extend the period of duration, or the time for performance or payment, of any collateral securing any obligation of the Borrower to the Creditor; (C) settle or compromise any claim of the Creditor against the Borrower, or against any other person, firm or corporation, whose obligation is held by the Creditor as collateral security for any obligation of the Borrower to the Creditor; and (d) release in whole or in part any person liable for the payment of any obligation of the Borrower to the Creditor including, but not limited to, any person liable as an endorser, guarantor or judgment debtor (if the Creditor obtains a judgment on any obligation of the Borrower) of said obligation and, in any event, any such release shall not affect the liability of the Guarantor for the entire amount any and every obligation of the Borrower to the Creditor. Further, the Creditor shall not be under any obligation whatsoever to obtain or perfect or to maintain the perfection of any security interest or other lien on property to secure indebtedness of the Borrower to the Creditor and the Creditor shall have no obligation to, and shall not have any liability for failing to, obtain or perfect or to maintain the perfection of any security interest or lien on property to secure indebtedness of the Borrower. Any failure of the Guarantor to the Creditor under this Guaranty. The Guarantor hereby ratifies and confirms any such extension, renewal, release, surrender, exchange, modification, impairment, settlement, or compromise, and all such actions shall be binding upon the Guarantor who hereby waives all defenses, counterclaims, or offsets which the Guarantor might have by reason thereof.

5. WAIVERS BY GUARANTOR. The Guarantor waives: (a) notice of acceptance of this Guaranty by the Creditor; (b) notice of presentment, demand for payment, notice of dishonor or protest of any of the Borrower's obligations or the obligation of any person, firm, or corporation held by the Creditor as collateral security for the Borrower's obligation; (C) notice of the failure of any person, firm, or corporation to pay to the Creditor any indebtedness held by the Creditor as collateral security for any obligation of the Borrower; (d) failure of the Creditor to obtain and perfect or maintain the perfection or priority of any security interest or lien on property to secure any indebtedness of the Borrower; and (e) all defenses, offsets and counterclaims which the Guarantor may at any time have to any claim of the Creditor against the Borrower.

6. SUBROGATION. Nothing herein contained is intended or shall be construed to give to Guarantor any right of subrogation in or under any note, security document or any other loan document evidencing in any way or relating to any obligation of the Borrower to the Creditor which is or may be covered by this Guaranty, any right to participate in any way therein, or in the right, title and interest of the Creditor in and to any collateral covered by any loan or security documents relating to any such obligations notwithstanding any payments made by Guarantor under this Guaranty, all such rights of subrogation and participation being hereby expressly waived and released.


8. REPRESENTATIONS BY GUARANTOR. The Guarantor represents that, at the time of the execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the liability of the Guarantor to the Creditor hereunder, or the immediate taking effect of this Guaranty as the sole agreement between the Guarantor and the Creditor with respect to guaranteeing the Borrower's obligation to the Creditor.

9. REMEDIES OF CREDITOR. The Creditor may at its option proceed in the first instance against the Guarantor to collect any obligation covered by this Guaranty, without first proceeding against the Borrower for said obligation, or any other person, firm or corporation liable for said obligation, and without first resorting to any property at any time held by the Creditor as collateral security for said obligation and without any marshaling of assets whatsoever. The Guarantor hereby grants to the Creditor a lien on, and a security interest in, the deposit balances, funds, accounts, items, certificates of deposit, securities, other property and the moneys of the Guarantor now or hereafter in the possession or custody of Creditor for any purpose (including property left in safekeeping or custody) or on deposit with the Creditor to secure, and as collateral for, the payment and performance of this Guaranty as well as of any other obligation or liability (present or future, absolute or contingent, due or not due ) of Guarantor to Creditor. The Creditor may at any time and from time to time, without demand or notice, appropriate and set off against such deposit balances, funds, accounts, items, certificates of deposit, securities, other property and moneys and apply the same to the obligations of the Guarantor hereunder. The Creditor shall further have any other rights provided by law or under any other document, all of which rights are cumulative.

10. CONSTRUCTION AND BENEFIT. This Guaranty is delivered and made in, and shall be construed pursuant to and governed by, the laws of the State of Florida, and is binding upon the Guarantor and his legal representatives and successors, and shall inure to the benefit of the Creditor, its successors and assigns.

11. MISCELLANEOUS. In the event it becomes necessary for the Creditor to exercise its rights under this Guaranty, whether suit be brought or not, the Guarantor shall be liable for all costs and attorneys' fees incurred by the Creditor, including costs and attorney's fees incurred by the Creditor on appeal. To the extent the Guarantor is obligated to make any payments to the Creditor under this Guaranty, the Creditor may offset and retain in payment of said amounts any and all monies of the Guarantor in the possession of the Creditor at any item, including, but not limited to, any accounts of the Guarantor at the Creditor. In the further event the Creditor obtains a final judgment against the Guarantor upon this Guaranty, the judgment shall bear interest not at the judgment but at the highest rate permitted by applicable law from time to time in effect at the time of said judgment. Further, the Guarantor agrees that the proper venue for any action which may be brought under this Guaranty, in addition to any other venue permitted by law, shall be in the county in which is located the Creditor's business office as designated above or the office of an assignee of this Guaranty. The liability of the Guarantor hereunder, if more than one, shall be joint and several. The term "Creditor" shall be deemed to include the aforementioned Creditor and all its departments and any individual, partnership or corporation acting as its nominee or agent, and any of its corporate subsidiaries or affiliates, the stock of which is owned or controlled, directly or indirectly, by it or by any affiliate of the Creditor. The term "Borrower" shall include the individual or individuals, association, partnership, corporation or other entity named herein as Borrower and (a) any successor individual or individuals, association, partnership, corporation or other entity to which all or substantially all of the business or assets of said Borrower shall have been transferred, (b) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein and/or the dissolution of the existing partnership by the death, resignation or other withdrawal of any partner, and (C) in the case of a corporate Borrower, any other corporation into or with which said Borrower shall have been merged, consolidated, reorganized, purchased or absorbed.

12. FINANCIAL STATEMENTS. At the request of the Creditor, the Guarantor shall, from time to time, prepare and deliver to the Creditor a complete and current financial statement of the Guarantor setting forth all the assets and liabilities of the Guarantor (and to the extent any person other than the Guarantor has any interest in said assets or any person other than the Guarantor is jointly liable for any of said obligations, said matters shall be set forth in their entirety in the financial statements) all signed by the Guarantor under oath as being true and correct. To the extent any assets or liabilities set froth on said financial statement are owned by the Guarantor with his or her spouse or for which there is any such joint liability, all said assets shall be so specified and set forth.

13. BORROWER DEFENSES. This Guaranty remains fully enforceable irrespective of any defenses or counterclaims that the borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction, and usury. 14. COMPLETE AGREEMENT. The whole of this Guaranty is herein set forth and there is no verbal or other written agreement, and no understanding or custom affection the terms hereof. This Guaranty can be modified only by a written instrument signed by the party to be charged therewith.

NOTICE TO COSIGNER: You are being asked to guarantee this debt as well as all past and future debts of the Borrower entered into with this Bank. Think carefully before you do. If the borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.
   You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.
   The Bank can collect this debt from you without first trying to collect from the borrower. The Bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit records.
   This notice is not the contract that makes you liable for the debt.

IN WITNESS WHEREOF, the Guarantor has signed this agreement on the 29th day of November, 1994.

Signed, sealed and delivered in the presence of:

                                            GUARANTOR(S)

/s/Paul Haven                                  /s/Morris Notelovitz
- -------------                                  --------------------
WITNESS                                        Morris Notelovitz


/s/Janell K. Candler
- --------------------

                                                     ADDRESS:

STATE OF FLORIDA

COUNTY OF Alachua


The foregoing instrument was acknowledged before me by Dr. Notelovitz on the 29th day of November 1994 who is personally known to me/produced the following identification:




/s/ Suzzane A. Oliver
- ---------------------
Notary Public

My Commission Expires: October 12, 1998
My Commission # CC412963